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                                                                   EXHIBIT 10.15


                       ASSIGNMENT OF CONCESSION AGREEMENT


         THIS ASSIGNMENT OF CONCESSION AGREEMENT (the "Assignment") is given this 31st day of January, 1997 by CORAL SPRINGS ICE, LTD., a Florida limited partnership (hereinafter "Assignor") to FLORIDA PANTHERS ICE VENTURES, INC., a Florida corporation ("Assignee").

         WHEREAS, Assignor was assigned all right, title and interest in and to that certain Concession Agreement (the "Agreement") dated April 4, 1995, between the City of Coral Springs, Florida (the "City") and CAN AM Investment Group pursuant to the Consent and Second Amendment to Concession Agreement dated February 26, 1996, among the City, Iceland (Coral Springs) Limited Partnership and Coral Springs Ice, Ltd.; and

         WHEREAS, the Agreement pertains to certain property located in Broward County, Florida as legally described in Exhibit "A"; and

         WHEREAS, Assignee is desirous of acquiring from Assignor all right, title and interest in and to the Agreement which Assignor owns; and

         WHEREAS, the City has consented to this Assignment of the Agreement by Assignor to Assignee by virtue of that certain Consent to Assignment of Concession Agreement dated January 28, 1997.

         NOW, THEREFORE, for the sum of Ten Dollars ($10.00) and other good and valuable considerations to it in hand paid, the receipt and sufficiency of which is mutually acknowledged, Assignor does hereby assign, sell, transfer, convey and grant to Assignee, together with its successors and assigns, all Assignor's right, title and interest in and to the Agreement.

         Assignor further binds itself, as well as its successors and assigns to execute and deliver to Assignee, and its successors and assigns, any further documents or instruments and do any and all further acts that may be necessary to vest in Assignee, and its successors and assigns, the title herein conveyed, or intended so to be.

         Assignor hereby agrees that upon completion of this assignment, Assignor shall release Assignee of any and all liabilities arising out of the Concession Agreement which arose or accrued prior to the date hereof.


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         IN WITNESS WHEREOF, assignor has executed this Agreement this 31st day of January, 1997.

                              CORAL SPRINGS ICE, LTD., a Florida limited partnership


                              By:    ICELAND HOLDINGS, INC., a Delaware
                                     corporation, as general partner

                                     By:    /s/ Brian Brisbin
                                            -------------------------
                                     Name:  Brian Brisbin
                                            -------------------------
                                     Title: President
                                            -------------------------


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                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

A PORTION OF PARCEL "M", "CORAL SPRINGS REGIONAL PARK ADDITION", AS RECORDED IN PLAT BOOK 156, PAGE 32, PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL "M"; RUNNING THENCE SOUTH 89 DEGREES, 22 MINUTES, 40 SECONDS EAST, ALONG THE SOUTH LINE OF SAID PARCEL "M", A DISTANCE OF 912.60 FEET; THENCE NORTH 00 DEGREES, 32 MINUTES, 59 SECONDS WEST, ALONG THE EASTERLY LINE OF SAID PARCEL "M", A DISTANCE OF 280.08 FEET; THENCE NORTH 89 DEGREES, 22 MINUTES, 40 SECONDS WEST A DISTANCE OF 119.58 FEET; THENCE NORTH 44 DEGREES, 46 MINUTES, 11 SECONDS WEST A DISTANCE OF 473.29 FEET TO A POINT ON A CURVE CONCAVE TO THE NORTHWEST, SAID POINT BEING ON THE WEST LINE OF SAID PARCEL "M" (A RADIAL LINE FROM SAID POINT BEARS NORTH 74 DEGREES, 46 MINUTES, 47 SECONDS WEST); THENCE SOUTHWESTERLY, ALONG SAID CURVE, ON AND ALONG THE WESTERLY LINE OF SAID PARCEL "M", AN ARC DISTANCE OF 314.44 FEET (SAID CURVE HAVING A RADIUS OF 350.00 FEET AND A CENTRAL ANGLE OF 51 DEGREES, 28 MINUTES, 28 SECONDS) TO A POINT OF TANGENCY; THENCE SOUTH 66 DEGREES, 41 MINUTES, 41 SECONDS WEST, ALONG THE WESTERLY LINE OF SAID PARCEL "M", AN ARC DISTANCE OF 292.34 FEET (SAID CURVE HARING A RADIUS OF 250.00 FEET AND A CENTRAL ANGLE OF 67 DEGREES, 00 MINUTES, 00 SECONDS) TO A POINT OF TANGENCY; THENCE SOUTH 00 DEGREES, 18 MINUTES, 19 SECONDS EAST, ALONG SAID WESTERLY LINE OF PARCEL "M", A DISTANCE OF
100.81 FEET TO THE POINT OF BEGINNING.